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                                                                    EXHIBIT (5)

                                                     AIG LIFE INSURANCE COMPANY
                                          600 King Street, Wilmington, DE 19801

                       VARIABLE ANNUITY ENROLLMENT FORM

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
PLEASE TYPE OR PRINT CLEARLY

I. GENERAL INFORMATION

A 1. POLICY NUMBER                                    A 2. CAMPAIGN NUMBER

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B. ANNUITANT NAME (Last, First, Middle Initial)       C. SOC. SEC. NUMBER      D. SEX
                                                        |  |  |  |  |  |  |  | [_] MALE [_] FEMALE

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E. DATE OF BIRTH (MM-DD-YY)      F. Telephone         G. ADDRESS (Street, City, State, Zip Code)
  |   |   |   |                  Day      ________
                                 Evening  ________

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H. ANNUITANT NAME (Last, First, Middle Initial)       I. SOC. SEC. NUMBER      J. SEX
   (Complete only if different from Owner)              |  |  |  |  |  |  |  | [_] MALE [_] FEMALE

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K. DATE OF BIRTH (MM-DD-YY)      L. Telephone         M. ADDRESS (Street, City, State, Zip Code)
  |   |   |   |                  Day      ________
                                 Evening  ________

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N. JOINT ANNUITANT NAME (Last, First, Middle Initial) O. SOC. SEC. NUMBER      P. SEX
   (For Joint & Survivor Annuity Options)
                                                        |  |  |  |  |  |  |  | [_] MALE [_] FEMALE

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Q. DATE OF BIRTH (MM-DD-YY)                           R. ADDRESS (Street, City, State, Zip Code)
  |   |   |   |

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
II. ANNUITY INFORMATION

A. ANNUITY INCOME OPTIONS - TYPE OF ANNUITY                                                   B. PREMIUM AMOUNT

[[_] Life With 10 Years Certain [_] Life With 15 Years Certain [_] Life With 20 Years Certain [__% (of the vested balance of my employer pension plan)
[_] Life Only [_] Life & 100% Survivor [_] Life & 50% Survivor [_] Full Cash Refund
                                                                                              $ ______________ estimated]

[_] Other __________]

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C. ANNUITY DATE - INCOME START DATE      D. Is Annuitant a U.S. Citizen?: [_] Yes [_] No If No, does
   (MM-DD-YY)
  |   |   |   |                             Annuitant have a resident address in the U.S.? [_] Yes [_] No
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

E. BENEFICIARY DESIGNATION (For Period Certain and Cash Refund Annuity Options)

     NAME: __________________________________________                       RELATIONSHIP: __________________________________

          (Last, First, Middle Initial)

  ADDRESS: __________________________________________                       DATE OF BIRTH:   |   |   |   |

          (Street)

          __________________________________________                        SOC. SEC. #:    |  |  |  |  |  |  |  |
          (City, State, Zip)

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F. (OPTIONAL) SECOND BENEFICIARY DESIGNATION (For Period Certain and Cash Refund Annuity Options)

     NAME: _________________________________________                        RELATIONSHIP: __________________________________

          (Last, First, Middle Initial)

  ADDRESS: __________________________________________                       DATE OF BIRTH:  |   |   |   |

          (Street)

          ____________________________________________                      SOC. SEC. #:    |  |  |  |  |  |  |  |
          (City, State, Zip)
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III. INVESTMENT CHOICES FOR ANNUITY BENEFIT

You may elect any percentage combination of investment choices. The cumulative total for all choices elected must equal one hundred percent (100%). All percentages must be expressed as a whole number. You are not required to allocate to every investment choice; however, the minimum allocation to any investment choice that you do elect is five percent (5%).

   Fixed Income:

          Fixed Income Account             ______%

Variable Income:

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
QUALIFIED Variable Investment Options                 Allocation NONQUALIFIED Variable Investment Options              Allocation
-------------------------------------                 ---------- ----------------------------------------------------- ----------
Vanguard (R) Dividend Growth Fund                        __%     Vanguard(R) VIF Balanced Portfolio                       __%
Vanguard (R) GNMA Fund                                   __%     Vanguard(R) VIF Capital Growth Portfolio                 __%
Vanguard (R) Inflation Protected Securities Fund         __%     Vanguard(R) VIF Diversified Value Portfolio              __%
Vanguard (R) LifeStrategy Conservative Growth Fund       __%     Vanguard(R) VIF Equity Income Portfolio                  __%
Vanguard (R) LifeStrategy Growth Fund                    __%     Vanguard(R) VIF Equity Index Portfolio                   __%
Vanguard (R) LifeStrategy Income Fund                    __%     Vanguard(R) VIF Growth Portfolio                         __%
Vanguard (R) LifeStrategy Moderate Growth Fund           __%     Vanguard(R) VIF High Yield Bond Portfolio                __%
Vanguard(R) VIF Balanced Portfolio                       __%     Vanguard(R) VIF International Portfolio                  __%
Vanguard(R) VIF Capital Growth Portfolio                 __%     Vanguard(R) VIF Mid-Cap Index Portfolio                  __%
Vanguard(R) VIF Diversified Value Portfolio              __%     Vanguard(R) VIF Money Market Portfolio                   __%
Vanguard(R) VIF Equity Income Portfolio                  __%     Vanguard(R) VIF REIT Index Portfolio                     __%
Vanguard(R) VIF Equity Index Portfolio                   __%     Vanguard(R) VIF Short-Term Investment Grade Portfolio    __%
Vanguard(R) VIF Growth Portfolio                         __%     Vanguard(R) VIF Small Company Growth Portfolio           __%
Vanguard(R) VIF High Yield Bond Portfolio                __%     Vanguard(R) VIF Total Bond Market Index Portfolio        __%
Vanguard(R) VIF International Portfolio                  __%     Vanguard(R) VIF Total Stock Market Index Portfolio       __%
Vanguard(R) VIF Mid-Cap Index Portfolio                  __%
Vanguard(R) VIF Money Market Portfolio                   __%
Vanguard(R) VIF REIT Index Portfolio                     __%
Vanguard(R) VIF Short-Term Investment Grade Portfolio    __%
Vanguard(R) VIF Small Company Growth Portfolio           __%
Vanguard(R) VIF Total Bond Market Index Portfolio        __%
Vanguard(R) VIF Total Stock Market Index Portfolio       __%
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
                                                        TOTAL (all Fixed and Variable Income allocations)                  100 %
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IV. FEDERAL TAX WITHHOLDING

[_] I have completed the attached W-4P; IRS Form - Withholding Certificate for Pension or Annuity Payments.

Note: If no W-4P is completed, automatic FEDERAL income tax withholding will apply. AIG Life Insurance Company will not withhold State income tax, unless requested by the Annuitant or required by the State. The Annuitant may be liable for the payment of State income tax on the distribution.

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V. DIRECT DEPOSIT

[_] I have completed the attached authorization form for Direct Deposit to my bank account.

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VI. REQUEST FOR SAI

[_] I request a copy of the current Statement of Additional Information.

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VII. CERTIFICATION

I hereby certify that the information and elections made above and on the Direct Deposit Authorization form are accurate.

[I elect to make this purchase as a Direct Rollover IRA.] I understand the terms and conditions of the forms of annuities listed in the Annuity Income Options Section. Any payments made by AIG Life Insurance Company to the above named Annuitant are subject to the terms of policy number [GA-xxxxx].

I understand that annuity payments and surrender values, when based upon the investment experience of the Separate Account, are variable and are not guaranteed as to a fixed dollar amount. Receipt of a current Variable Annuity and Fund Prospectus, and/or supplement, and IRA Disclosure Statement, if applicable, is hereby acknowledged.

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
X                                              Signed at:
    --------------------------------  |   ----            ----------
    Signature of Annuitant                Date            City State

X
    --------------------------------  |   ----
    Signature of Joint Annuitant (if      Date
    any)
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